UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026
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FATHOM HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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North Carolina
(State or other jurisdiction of incorporation)

001-39412		82-1518164
(Commission File Number)		(IRS Employer Identification No.)
2000 Regency Parkway Drive, Suite 300, Cary, North Carolina 27518
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 888-455-6040
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	FTHM	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 18, 2026, Fathom Holdings Inc. (the “Company”) entered into a subordinated secured promissory note in the original principal amount of $2,000,000 (the “Bridge Note”) with Bed Bath & Beyond, Inc. (the “Investor”). In connection with the Bridge Note, on March 18, 2026, the Company, the Material Subsidiaries (as defined in the Bridge Note), and the Investor entered into (i) a security agreement (the “Security Agreement”) and (ii) a subsidiary guarantee (the “Subsidiary Guarantee”).

Bridge Note

General. The Company will pay the Investor the principal amount under the Bridge Note on April 1, 2027, or such earlier date as the Bridge Note is required or permitted to be repaid as provided by its terms. The Bridge Note bears interest at a rate equal to nine percent (9.0%) per annum, which is payable in kind and added to the principal amount at the end of each calendar month beginning in March 2026.

Security. The Bridge Note is secured by all assets of the Company and the Material Subsidiaries pursuant to the Security Agreement, as described in more detail below.

Guarantee. The Company’s obligations under the Bridge Note are guaranteed by the Material Subsidiaries pursuant to the Subsidiary Guarantee, as described in more detail below.

Subordination. The Bridge Note is expressly subordinated in right of payment to the prior payment in full of all of the Company’s obligations under that certain Securities Purchase Agreement, dated as of September 25, 2024, by and among the Company and the signatories thereto (the “Senior Debt”).

Events of Default. The Bridge Note provides for certain events of default that are typical for a transaction of this type, including, among other things, any breach of the covenants described below. During the occurrence and continuation of any Event of Default (as defined in the Bridge Note), at the election of the Investor, the interest on the Bridge Note will accrue at a rate equal to the lesser of 18.0% per annum or the maximum rate permitted under applicable law.

Covenants. The Company is subject to certain customary affirmative and negative covenants, including obligations to maintain its business and properties, preserve its corporate existence, timely pay taxes and liabilities, and maintain its intellectual property rights. The Bridge Note also restricts the Company from, among other things, making payments in respect of Indebtedness, other than Permitted Indebtedness (as such terms are defined in the Bridge Note), or to any officer, director, or five percent or greater beneficial holder of the Company’s voting stock or Common Stock, affiliate of the Company or affiliate of any of the foregoing, other than payments made pursuant to the Senior Debt; declaring dividends or redeeming more than a de minimis number of shares; incurring any Indebtedness (other than Permitted Indebtedness); creating liens (other than Permitted Liens (as defined in the Bridge Note)); making guarantees, loans, or advances; effecting any Change of Control Transaction (as defined in the Bridge Note), unless all obligations under the Bridge Note are paid in full prior to the closing of such Change of Control Transaction; changing the nature of the Company’s business or corporate structure; and entering into transactions with affiliates unless such transactions are made on arms’ length terms and are approved by a majority of disinterested directors.

Security Agreement

General. On March 18, 2026, and to secure the Bridge Note, the Company and the Material Subsidiaries (each, a “Debtor” and, collectively, the “Debtors”) entered into a Security Agreement with the Investor. Pursuant to the Security Agreement, each Debtor granted to the Investor a security interest in, and lien upon, and a right of setoff against all of its assets.

Representations and Warranties. The Debtors will be subject to customary representations and warranties for a transaction of this type, which include, among other things, location and ownership of the Collateral (as defined in the Security Agreement), use of the Collateral in the Debtors’ business, the absence of liens other than Permitted Liens, payment of taxes related to the Collateral, the condition of the Collateral, and maintenance and lawful use of the Collateral.

Event of Default. Upon an Event of Default under the Bridge Note, the Investor may declare all obligations immediately due and payable, take possession of the Collateral, and sell it at a public or private sale, applying the proceeds to the outstanding obligations, with the Debtors remaining liable for any deficiency.

Subordination. The Investor’s rights under the Security Agreement are subordinate to the Senior Debt, as provided in Section 9 of the Bridge Note, and the security interest and liens granted to the Investor under the Security Agreement are subordinate to the security interest and liens granted by the Company and the Material Subsidiaries in connection with the Senior Debt.

Subsidiary Guarantee

General. On March 18, 2026, and in connection with the Bridge Note, the Material Subsidiaries made the Subsidiary Guarantee in favor of the Investor, pursuant to which the Material Subsidiaries guaranteed the prompt and complete payment and performance of the Company’s obligations under the Bridge Note.

Covenants. Each Material Subsidiary is subject to customary covenants for a transaction of this type, which include limitations on incurring indebtedness (other than Permitted Indebtedness); creating liens (other than Permitted Liens); amending its certificate of incorporation, bylaws, or other charter documents; redeeming more than a de minimis number of shares; paying cash dividends on the Company’s equity securities; and entering into transactions with affiliates unless such transactions are made on arms’ length terms and are approved by a majority of disinterested directors.

Event of Default. Upon an Event of Default under the Bridge Note, the Investor is authorized to exercise a right of set off against any deposits, credits, indebtedness, or claims, held by or owing to any Material Subsidiary, and to apply such amounts against the Material Subsidiary’s obligations under the Subsidiary Guarantee.

Additional Guarantors. The Company is obligated to cause any future Material Subsidiary to become a guarantor under the Subsidiary Guarantee by executing the form of assumption agreement appended to the Subsidiary Guarantee and granting a lien on all of its assets pursuant to documentation satisfactory to the Investor.

Subordination. The Investor’s rights and obligations under the Subsidiary Guarantee are subordinate to the Senior Debt, as provided in Section 9 of the Bridge Note.

Additional Information

The Bridge Note, the Security Agreement, and the Subsidiary Guarantee are attached hereto as Exhibit 4.1, 10.1, and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Bridge Note, the Security Agreement, and the Subsidiary Guarantee related thereto do not purport to be complete and are qualified in their entirety by reference to such exhibits.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report to the extent required.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Exhibit Description
4.1	Subordinated Secured Promissory Note, dated March 18, 2026.
10.1	Security Agreement, dated March 18, 2026.
10.2	Subsidiary Guarantee, dated March 18, 2026.
104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM HOLDINGS INC.

Date: March 23, 2026	/s/ Marco Fregenal
Marco Fregenal
President and Chief Executive Officer